NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

SUPPLEMENT DATED NOVEMBER 8, 2016

TO THE PROSPECTUS DATED AUGUST 31, 2016

Effective immediately, Douglas J. White is no longer a portfolio manager for Nuveen All-American Municipal Bond Fund and Timothy T. Ryan is added as a portfolio manager for the fund. John V. Miller will continue to serve as portfolio manager for the fund.

Timothy T. Ryan, CFA, is Senior Vice President and Portfolio Manager at Nuveen Asset Management. He began his municipal career in 1983 in public finance, later switching to asset management in 1991. From 2003 until he joined Nuveen Asset Management in 2010, he was a vice-president and head of the municipal unit at State Street Global Advisors. He manages four Nuveen-sponsored municipal bond funds with a total of approximately $8.4 billion under management.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-AAP-1116P

NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

SUPPLEMENT DATED NOVEMBER 8, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 31, 2016

Effective immediately, Douglas J. White is no longer a portfolio manager for Nuveen All-American Municipal Bond Fund and Timothy T. Ryan is added as a portfolio manager for the fund. John V. Miller will continue to serve as portfolio manager for the fund.

PLEASE KEEP THIS WITH YOUR STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-AASAI-1116P